HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673
                                                                                           August 25, 2006

RASC Series 2006-EMX7 Trust,
acting through U.S. Bank National Association
not in its individual capacity
but solely in its capacity as
Trustee for the benefit of the
RASC Series 2006-EMX7 Trust

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn:    Structured Finance/RASC Series 2006-EMX7 Trust
Fax:     651-495-8090
Tel:     651-495-3880

Cc: Michael Scarseth
Fax:     952-921-9133
Tel:     952-857-6518

Subject: Interest Rate Cap

Transaction Reference Number:  405746HN
__________________________________________________________________________________________________________

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and conditions of the
Transaction  entered into between us on the Trade Date specified below,  and  subsequently  amended as set out below (the  "Transaction")  between HSBC Bank USA, N.A.  ("HSBC") and U.S. Bank National  Association,
not in its  individual  capacity,  but solely as Trustee for the benefit of RASC Series  2006-EMX7  Trust.
This  Confirmation  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined  below),  as well as a  "Schedule"  as  referred  to in the ISDA Form  Master  Agreement.  In this
Confirmation  "Party A" means HSBC and "Party B" means RASC Series  2006-EMX7  Trust,  acting through U.S.
Bank National  Association  not in its  individual  capacity but solely in its capacity as Trustee for the benefit of the RASC Series 2006-EMX7 Trust.

         1.       This  Agreement  is  subject  to  and   incorporates  the  2000  ISDA  Definitions  (the
         "Definitions"),  as  published  by the  International  Swaps and  Derivatives  Association,  Inc.
         ("ISDA").  Any reference to a "Swap  Transaction"  in the Definitions is deemed to be a reference to a "Transaction"  for purposes of this Agreement,  and any reference to a "Transaction" in this
         Agreement is deemed to be a reference to a "Swap  Transaction"  for purposes of the  Definitions.
         You and we have  agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule to the
         1992  ISDA  Master   Agreement   (Multicurrency—Cross   Border)   form  (the  "ISDA  Form  Master
         Agreement");  rather,  an ISDA Form Master Agreement with such elections and modifications as set forth  therein,  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction,  and this Agreement shall form part of,  supplement and be subject to such ISDA
         Form Master  Agreement.  For the avoidance of doubt,  the Transaction  described  herein shall be the  sole  Transaction  governed  by  such  ISDA  Form  Master  Agreement.  In the  event  of any inconsistency  between the  provisions  of this  Agreement and the  Definitions  or the ISDA Form
         Master  Agreement,  this  Agreement  shall  prevail for  purposes of the  Transaction.  Each term capitalized  and  not  otherwise  defined  herein,  in the  ISDA  Form  Master  Agreement  or the
         Definitions  shall have the meaning  assigned  thereto in the Pooling  and  Servicing  Agreement, dated as of August 1,  2006,  among  Residential  Asset  Securities  Corporation,  as  Depositor,
         Residential  Funding  Corporation,  as Master Servicer,  and U.S. Bank National  Association,  as
         trustee  (the  "Pooling  and  Servicing  Agreement").  Each  reference  to a  "Section"  or  to a
         "Section"  "of this  Agreement"  will be  construed  as a reference to a Section of the 1992 ISDA
         Form Master Agreement.

         Each of Party A and Party B  represents  to the other that it has entered  into this  Transaction in reliance  upon such tax,  accounting,  regulatory,  legal,  and  financial  advice as it deems necessary  and not upon any  view  expressed  by the  other  and,  in the case of Party B, it has entered into this  transaction  pursuant to the direction  received by it pursuant to the Pooling and Servicing Agreement.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                            With respect to any Calculation Period, the lesser
                                                     of:

                                                     (i)      The  amount  as  set  forth  in  Exhibit  I,
                                                              which is  attached  hereto and  incorporated
                                                              by reference into this Confirmation, and

                                                     (ii)     The    aggregate    outstanding    principal
                                                              balance  of the  Class  A  Certificates  and
                                                              Class M  Certificates,  as  described in the
                                                              Pooling     and     Servicing      Agreement
                                                              immediately  prior  to the  last day of such
                                                              Calculation Period.

         Trade Date:                                   August 22, 2006

         Effective Date:                               August 25, 2006

         Termination Date:                             August  25,   2011,   subject  to   adjustment   in
                                                       accordance   with  the   Following   Business   Day
                                                       Convention.

         Fixed Amounts:

                  Fixed Amount Payer:                  Party B

                  Fixed Amount:                        USD 2,200,000.00

                  Fixed Rate Payer
                  Payment Date:                        August 25, 2006, subject to adjustment in
                                                       accordance with the Following Business Day
                                                       Convention

         Floating Amounts:

                  Floating Amount Payer:               Party A

                  Floating Rate Payer
                  Period End Dates:                    The 25th  calendar  day of each  month,  commencing
                                                       on   September   25,   2006  and   ending   on  the
                                                       Termination    Date,    inclusive,    subject    to
                                                       adjustment   in   accordance   with  the  Following
                                                       Business Day Convention

                  Floating Rate Payer
                  Payment Dates:                       Early  Payment – Two (2)  Business  Days  preceding
                                                       each Floating Rate Payer Period End Date.

                  Cap Rate:                            5.400%

                  Floating Rate Option:                USD-LIBOR-BBA

                  Designated Maturity:                 One month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation Period

         Business Days:                                New York

         Business Day Conventions:                     Following

         Calculation Agent:                            As specified in the Agreement

         Administration Fee:                           A fee in the amount of USD  15,000.00  will be paid
                                                       on  Party  B's  behalf  to  Party  A for  value  on
                                                       August  25,   2006,   subject  to   adjustment   in
                                                       accordance   with  the   Following   Business   Day
                                                       Convention

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)   The parties  agree that  subparagraph  (ii) of Section  2(c) of the ISDA Form Master  Agreement  will apply to any Transaction.

2)   Termination Provisions.  For purposes of the ISDA Form Master Agreement:

(a)  "Specified Entity" is not applicable to HSBC or Party B for any purpose.

(b)  "Specified  Transaction"  is not  applicable  to HSBC or Party B for any purpose,  and,  accordingly,
Section 5(a)(v) shall not apply to HSBC or Party B.

(c)  The "Cross Default" provisions of Section 5(a)(vi) shall not apply to HSBC or Party B.

(d)  The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to HSBC or Party B.

(e)  With respect to Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form Master
Agreement shall not apply.

(f) The "Merger Without Assumption" provision of Section 5(a)(viii) will not apply to Party B.

(g)  The "Automatic Early Termination" provision of Section 6(a) will not apply to HSBC or to Party B.

(h)  Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)      Market Quotation will apply.

     (ii)     The Second Method will apply.

(i)  "Termination Currency" means United States Dollars.

(j)  Events of Default.  The  provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to
Party B.  The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to HSBC.

(k)  Tax Event.  The  provisions  of Section  2(d)(i)(4)  and  2(d)(ii)  of the  printed  ISDA Form Master
Agreement  shall not apply to Party B and nor Party B shall not be required to pay any additional  amounts referred to therein.

3)   Tax Representations.

(a)  Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  HSBC and
Party B will make the following representations:

It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under  Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form
Master  Agreement)  to  be  made  by  it  to  the  other  party  under  this  Agreement.  In  making  this representation, it may rely on:

     (i)      the accuracy of any representations  made by the other party pursuant to Section 3(f) of the
     ISDA Form Master Agreement;

     (ii)     the satisfaction of the agreement  contained in Section 4(a)(i) or Section  4(a)(iii) of the
     ISDA Form Master Agreement and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section 4(a)(i) or Section 4(a)(iii) of the ISDA Form Master Agreement; and

     (iii)    the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA
     Form Master Agreement,  provided that it shall not be a breach of this representation  where reliance is placed on clause  (ii) and the other  party  does not  deliver a form or  document  under  Section
     4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  Payee  Representations.  For the purpose of Section 3(f) of the ISDA Form Master  Agreement,  each of
HSBC and Party B make the following representations.

     The following representation will apply to HSBC:

         HSBC is a national  banking  association  organized  under the federal laws of the United  States and its U.S.  taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:

         U.S. Bank National  Association  is the Trustee under the Pooling and Servicing  Agreement.  U.S.
         Bank  represents  that it is directed  pursuant to the Pooling and  Servicing  Agreement to enter into this  Agreement  (including the ISDA Form Master  Agreement) and to perform the  obligations hereunder (and thereunder).

4)   Limitation  on Events of  Default.  Notwithstanding  the terms of  Sections  5 and 6 of the ISDA Form
Master  Agreement,  if at any  time  and so  long as  Party  B has  satisfied  in  full  all  its  payment obligations  under  Section  2(a)(i)  of the ISDA  Form  Master  Agreement  and has at the time no  future payment  obligations,  whether  absolute or contingent,  under such Section,  then unless HSBC is required pursuant to appropriate  proceedings  to return to Party B or otherwise  returns to Party B upon demand of
Party B any portion of any such payment,  (a) the occurrence of an event  described in Section 5(a) of the
ISDA Form Master  Agreement  with respect to Party B shall not constitute an Event of Default or Potential
Event of Default with respect to Party B as  Defaulting  Party and (b) HSBC shall be entitled to designate an Early  Termination  Date  pursuant to Section 6 of the ISDA Form Master  Agreement  only as a result of the  occurrence of a Termination  Event set forth in either  Section  5(b)(i) or 5(b)(ii) of the ISDA Form
Master  Agreement with respect to HSBC as the Affected  Party,  or Section  5(b)(iii) with respect to HSBC as the Burdened  Party.  For purposes of the Transaction to which this Agreement  relates,  Party B's only obligation  under  Section  2(a)(i) of the ISDA Form Master  Agreement  is to pay the Fixed  Amount on the
Fixed Rate Payer Payment Date.

5)   Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)  Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- ----------------------------------------------
Party required to deliver document       Form/Document/                   Date by which to Be delivered
                                         Certificate
---------------------------------------- -------------------------------- ----------------------------------------------
HSBC and                                 Any   document    required   or  Promptly  after the earlier of (i) reasonable
Party B                                  reasonably  requested  to allow  demand by either party or (ii)  learning that
                                         the   other   party   to   make  such form or document is required
                                         payments  under this  Agreement
                                         without   any    deduction   or
                                         withholding   for   or  on  the
                                         account  of  any  Tax  or  with
                                         such  deduction or  withholding
                                         at a reduced rate
---------------------------------------- -------------------------------- ----------------------------------------------

(2)  Other documents to be delivered are:

----------------------------- --------------------------------- ------------------------------- ------------------------
Party  required  to  deliver  Form/Document/                    Date by which to Be delivered   Covered    by   Section
document                      Certificate                                                       3(d) Representation
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC and Party B              Any documents to evidence the     Upon the execution and          Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC and Party B              A certificate of an authorized    Upon the execution and          Yes
                              officer of the party, as to the   delivery of this Confirmation.
                              incumbency and authority of the
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC                          Legal opinion(s) with respect     Upon the execution and          No
                              to such party and its Credit      delivery of this Agreement.
                              Support Provider, if any, for
                              it, reasonably satisfactory in
                              form and substance to the other
                              party relating to the
                              enforceability of the party's
                              obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
HSBC                          A copy of the most recent         Promptly after request by the   Yes
                              annual report of such party       other party
                              (only if available) and its
                              Credit Support Provider, if
                              any, containing in all cases
                              audited consolidated financial
                              statements for each fiscal year
                              certified by independent
                              certified public accountants
                              and prepared in accordance with
                              generally accepted accounting
                              principles in the United States
                              or in the country in which such
                              party is organized.
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by        Yes
                              document required to be           HSBC, or with respect to any
                              delivered by or to Party B        particular type of report or
                              under the terms of the Pooling    other document as to which
                              and Servicing Agreement, other    HSBC has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Trustee to HSBC thereunder.       type, promptly upon delivery
                                                                or receipt of such report or
                                                                document by Party B and such
                                                                delivery shall be satisfied
                                                                by posting on Party B's
                                                                website
                                                                http://www.usbank.com/mbs
----------------------------- --------------------------------- ------------------------------- ------------------------

6)   Other Provisions.

(a)  Address for Notices: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to HSBC:

      Address:         452 Fifth Avenue, New York, NY  10018
      Attention:       Christian McGreevy
      Facsimile:       212-525-8710
      Telephone:       212-525-5517

      Please direct all settlement inquiries to:

                  HSBC Bank USA, National Association
                  Derivative Settlements
                  Attention:        Jeffrey Lombino
                  Telephone:        (212) 525-5393
                  Fax:              (212) 525-6903

      Address for notices or communications to Party B:

                  Address:          RASC Series 2006-EMX7 Trust
                                    c/o U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St.  Paul, MN 55107
                                    Facsimile No.: 651-495-8090
                                    Telephone No: 651-495-3880

                  with a copy to:

                  Address:          Residential Funding Corporation
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                  Attention:        Michael Scarseth
                  Facsimile No.:    952-921-9133
                  Telephone No:     952-857-6518

                  (For all purposes)

(b)  Process Agent.  For the purpose of Section 13(c):

                  HSBC appoints as its Process Agent:  Not Applicable
                  Party B appoints as it Process Agent:  Not Applicable

(c)  Offices.  The  provisions  of Section  10(a) will not apply to this  Agreement;  for purposes of this
Transaction,  it will be deemed that neither HSBC nor Party B have any Offices  other than as set forth in the  Notices  Section  and HSBC  agrees  that,  for  purposes  of  Section  6(b) of the ISDA  Form  Master
Agreement, it shall be deemed not to have any Office other than one in the United States.

(d)  Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     HSBC is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  Calculation  Agent.  The  Calculation  Agent is HSBC;  provided  however,  if an Event of Default has occurred  with respect to HSBC,  then Party B or a Reference  Market-maker  designated by Party B shall be
Calculation Agent.

(f)  Credit  Support  Document.  Initially  with respect to HSBC,  not  applicable;  however,  if required pursuant to Paragraph  3(6)(u) hereof,  a guaranty  satisfactory  to Party B and the Cap Rating  Agencies.
With respect to Party B, not applicable.

(g)  Credit Support Provider.

     HSBC:  Not Applicable

     Party B:  Not Applicable

(h)  Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New
York shall  govern  their rights and duties in whole,  without  regard to the  conflict of law  provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)  Non-Petition.  HSBC  hereby  irrevocably  and  unconditionally  agrees  that  it will  not  institute against,  or join any other person in instituting  against or cause any other person to institute  against the RASC Series  2006-EMX7 Trust or Party B in its capacity as trustee,  any  bankruptcy,  reorganization, arrangement,  insolvency,  or  similar  proceeding  under  the laws of the  United  States,  or any  other jurisdiction  for the  non-payment  of any amount due  hereunder  or any other reason until the payment in full of the  Certificates  (as defined in the Pooling and  Servicing  Agreement)  and the  expiration of a period of one year plus ten days  (or,  if  longer,  the  applicable  preference  period)  following  such payment.

(j)  Non-Recourse  Provisions.  Notwithstanding  anything to the contrary contained herein,  none of Party
B or any of its officers,  directors,  or shareholders  (the  "Non-recourse  Parties") shall be personally liable  for the  payment  by or on  behalf  of the  Issuer  hereunder,  and  HSBC  shall be  limited  to a proceeding  against the Collateral or against any other third party other than the  Non-recourse  Parties, and HSBC shall not have the right to proceed  directly  against  the  Issuer for the  satisfaction  of any monetary  claim  against  the  Non-recourse  Parties  or  for  any  deficiency  judgment  remaining  after foreclosure of any property  included in such  Collateral and following the realization of the Collateral, any claims of HSBC shall be extinguished.

(k)  Severability.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect and shall remain  applicable to all other parties and  circumstances as if this Agreement had been executed with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without material change, the original  intentions of the parties as to the subject  matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(l)  Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time, by the other party of any and all  communications  between officers or employees of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(m)  Waiver of Jury Trial.  Each party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement,  any Credit Support  Document or any of the transactions contemplated hereby.

(n)  Set-Off.   Notwithstanding  any  provision  of  this  Agreement  or  any  other  existing  or  future agreement,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.
The provisions for Set-off set forth in  Section 6(e)  of the ISDA Form Master  Agreement  shall not apply for purposes of this Transaction.

(o)  Trustee  Liability  Limitations.  Notwithstanding  anything  herein to the contrary,  it is expressly understood  and agreed by the parties  hereto that (a) this  Agreement is executed  and  delivered by U.S.
Bank National  Association  ("U.S.  Bank"),  not individually or personally but solely as Trustee of Party
B, in the  exercise  of the  powers and  authority  conferred  and  vested in it and that U.S.  Bank shall perform  its duties  and  obligations  hereunder  in  accordance  with the  standard  of care set forth in
Article VIII of the Pooling and Servicing  Agreement,  (b) each of the  representations,  undertakings and agreements  herein  made on the part of  Party B is made and  intended  not as  personal  representations, undertakings  and  agreements  by U.S. Bank but is made and intended for the purpose of binding only Party
B, (c) nothing herein  contained  shall be construed as creating any liability on U.S. Bank,  individually or personally,  to perform any covenant either expressed or implied contained herein,  all such liability, if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this  paragraph  shall relieve U.S.  Bank from  performing  its duties and obligations  under the Pooling and Servicing  Agreement in accordance with the standard of care set forth therein,  and (d) under no  circumstances  shall U.S. Bank be personally  liable for the payment of any  indebtedness  or  expenses  of Party B or be liable for the  breach or failure of any  obligation, representation,  warranty or covenant  made or  undertaken  by Party B under this  Agreement  or any other related documents.

(p)  "Affiliate"  will  have the  meaning  specified  in  Section  14 of the ISDA Form  Master  Agreement,
provided  that  HSBC and  Party B shall not be deemed  to not have any  Affiliates  for  purposes  of this
Agreement, including for purposes of Section 6(b)(ii).

(q)  Section 3 of the ISDA Form  Master  Agreement  is hereby  amended  by adding at the end  thereof  the following subsection (g):

         "(g) Relationship Between Parties.
         Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1)  Nonreliance.  (i) It is not  relying  on any  statement  or  representation  of the other  party  regarding  the  Transaction  (whether  written  or oral),  other  than the representations  expressly  made in this  Agreement  or the  Confirmation  in respect of that  Transaction  and  (ii) it has  consulted  with  its own  legal,  regulatory,  tax, business,  investment,  financial  and  accounting  advisors to the extent it has deemed necessary,  and it has made its own  investment,  hedging  and trading  decisions  based upon  its own  judgment  and  upon  any  advice  from  such  advisors  as it has  deemed necessary and not upon any view expressed by the other party.

                  (2)  Evaluation and Understanding.

                  (i)      It  has  the   capacity  to  evaluate   (internally   or  through   independent
                  professional  advice) the  Transaction  and has made its own  decision to enter into the
                  Transaction  and in the  case of  Party  B, it has  been  directed  by the  Pooling  and
                  Servicing Agreement to enter into this Transaction; and

                  (ii)     It  understands  the  terms,  conditions  and risks of the  Transaction  and is willing  and able to accept  those  terms and  conditions  and to  assume  those  risks, financially and otherwise.

                  (3)      Purpose.  It is entering into the  Transaction for the purposes of managing its
                  borrowings  or  investments,   hedging  its  underlying  assets  or  liabilities  or  in
                  connection with a line of business.

                  (4)      Status of  Parties.  The other  party is not  acting  as  agent,  fiduciary  or advisor for it in respect of the Transaction,

                  (5)      Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated under,  and it constitutes an "eligible  contract  participant"  as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

(r)  The ISDA Form Master Agreement is hereby amended as follows

         (i)      The  word  "third"  shall  be  replaced  by the  word  "second"  in the  third  line  of
Section 5(a)(i) of the ISDA Form Master Agreement.

         (s)      Transfer,  Amendment  and  Assignment.  No  transfer,   amendment,  waiver,  supplement,
assignment  or other  modification  of this  Transaction  shall be permitted by either party (other than a change of  Counterparty  in  connection  with a change of  Trustee  in  accordance  with the  Pooling  and
Servicing  Agreement) unless each of Moody's Investors Service,  Inc. ("Moody's") and Standard and Poor's,
a Division of the McGraw Hill  Companies  ("S&P"),  has been  provided  notice of the same and confirms in writing  (including  by  facsimile  transmission)  that  it  will  not  downgrade,  qualify,  withdraw  or otherwise  modify its  then-current  rating of the RASC  Series  2006-EMX7  Trust,  Home  Equity  Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-EMX7 (the "Certificates").

         (t)      [Reserved].

         (u)      Counterparty  Rating  Withdrawal or Reduction.  In the event that (1) HSBC's  short-term unsecured and  unsubordinated  debt rating is reduced below "A-1" by S&P (or if its  short-term  rating is not  available  by S&P,  in the event that its  long-term  unsecured  and  unsubordinated  debt  rating is reduced below "AA-" by S&P) or (2) either HSBC's  long-term  unsecured and  unsubordinated  debt rating is reduced  below "A1" by Moody's or its  short-term  unsecured  and  unsubordinated  debt  rating is reduced below "P1" by Moody's (or, if its short-term rating is not available by Moody's,  its long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced  below "Aa3" by Moody's)  (and together with S&P, the "Cap Rating  Agencies",  and such rating  thresholds,  "Approved Rating  Thresholds"),  then within 30 days  after such  rating  withdrawal  or  downgrade  (unless,  within 30 days  after  such  withdrawal  or downgrade  each Cap Rating  Agency  has  reconfirmed  its rating for HSBC which was in effect  immediately prior to such withdrawal or downgrade),  HSBC shall,  subject to the Rating Agency  Condition,  at its own expense:

                  (i)      assign each Transaction to another counterparty,  which counterparty shall have the Approved  Rating  Thresholds and shall have been approved by Residential  Funding  Corporation  (which approval  shall  not be  unreasonably  withheld)  on  terms  substantially  similar  to the  terms of this
Confirmation;

                  (ii)     obtain  guaranty  of, or a  contingent  agreement  of another  person  with the
Approved  Rating  Thresholds,  to honor HSBC's  obligations  under this  Confirmation;  provided that such other  person  has  been  approved  by  Residential  Funding  Corporation  (which  approval  shall  not be unreasonably be withheld);

                  (iii)    post  collateral  which will be sufficient to the  applicable Cap Rating Agency to restore the rating for HSBC which was in effect immediately prior to such withdrawal or downgrade; or

                  (iv)     establish any other arrangement  satisfactory to HSBC and to the applicable Cap
Rating  Agency,  in each case,  sufficient to restore the rating for HSBC which was in effect  immediately prior to such withdrawal or downgrade.

                  Notwithstanding  the  previous  paragraph,  in  the  event  that  Party  A's  short-term unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "A-3" by S&P or, if there is no short-term  rating, its long-term  unsecured and unsubordinated  debt rating is withdrawn or reduced below
"BBB-" by S&P, then within 10 days of such rating  withdrawal or downgrade  (unless,  within 10 days after such  withdrawal  or downgrade S&P has  reconfirmed  the rating of the  Certificates  which was  in effect immediately  prior  to such  withdrawal  or  downgrade),  Party A  shall,  subject  to the  Rating  Agency
Condition,  at its own expense,  assign this Transaction to another  counterparty with the Approved Rating
Thresholds and approved by Party B on terms substantially similar to this Confirmation

                  For purposes of this provision,  "Rating Agency  Condition"  means,  with respect to any particular  proposed  act or  omission  to act  hereunder  that the party  acting or  failing  to act must consult with any of the Cap Rating Agencies then providing a rating of the  Certificates  and receive from the Cap Rating  Agencies a prior  written  confirmation  that the  proposed  action or inaction  would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

4.       Account Details:

                  Payments to Party A:                 HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

                  Payments to Party B:                 U.S. Bank National Association
                                                       ABA Number: 091000022
                                                       Account Number: 1731 0332 2058
                                                       Reference: RASC 2006-EMX7
                                                       OBI: Attention: John Thomas
                                                       Ref. Acct. No.: 104386000

5.       Office:

         Party A is acting through its New York Office for the purposes of this Transaction.

6.       Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

                  HSBC Bank USA, National Association
                  Attention:        Christian McGreevy
                  Telephone:        (212) 525-8710
                  Fax:              (212) 525-5517

                               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673

This message will be the only form of Confirmation dispatched by us.  Please execute and return it to us by facsimile immediately.  If you wish to exchange hard copy forms of this Confirmation, please contact
us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: ____________________________
     Authorized Signature

By: ____________________________
     Authorized Signature

Confirmed as of the date first written above:

RASC SERIES 2006-EMX7 TRUST
               By: U.S. Bank National Association
               not in its individual capacity
               but solely in its capacity as
               Trustee for the benefit of the
               RASC Series 2006-EMX7 Trust

By: ___________________________
     Name:
     Title:

Attachment

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673

                                        Exhibit I

----------------------------------------------------------- ------------------------
               For the Calculation Periods                      Notional Amount
------------------------------ ---------------------------- ------------------------
    From and including:*           To but excluding:*               in USD:
------------------------------ ---------------------------- ------------------------
           The Effective Date           September 25, 2006           495,300,000.00
------------------------------ ---------------------------- ------------------------
           September 25, 2006             October 25, 2006           491,135,941.96
------------------------------ ---------------------------- ------------------------
             October 25, 2006            November 25, 2006           485,523,677.89
------------------------------ ---------------------------- ------------------------
            November 25, 2006            December 25, 2006           478,458,760.00
------------------------------ ---------------------------- ------------------------
            December 25, 2006             January 25, 2007           469,947,911.07
------------------------------ ---------------------------- ------------------------
             January 25, 2007            February 25, 2007           460,009,532.98
------------------------------ ---------------------------- ------------------------
            February 25, 2007               March 25, 2007           448,674,101.90
------------------------------ ---------------------------- ------------------------
               March 25, 2007               April 25, 2007           435,984,698.31
------------------------------ ---------------------------- ------------------------
               April 25, 2007                 May 25, 2007           422,026,163.07
------------------------------ ---------------------------- ------------------------
                 May 25, 2007                June 25, 2007           407,078,970.20
------------------------------ ---------------------------- ------------------------
                June 25, 2007                July 25, 2007           391,481,954.16
------------------------------ ---------------------------- ------------------------
                July 25, 2007              August 25, 2007           376,349,873.14
------------------------------ ---------------------------- ------------------------
              August 25, 2007           September 25, 2007           361,735,398.02
------------------------------ ---------------------------- ------------------------
           September 25, 2007             October 25, 2007           347,659,866.78
------------------------------ ---------------------------- ------------------------
             October 25, 2007            November 25, 2007           334,103,205.42
------------------------------ ---------------------------- ------------------------
            November 25, 2007            December 25, 2007           321,046,093.62
------------------------------ ---------------------------- ------------------------
            December 25, 2007             January 25, 2008           308,469,936.27
------------------------------ ---------------------------- ------------------------
             January 25, 2008            February 25, 2008           296,356,836.07
------------------------------ ---------------------------- ------------------------
            February 25, 2008               March 25, 2008           284,689,567.18
------------------------------ ---------------------------- ------------------------
               March 25, 2008               April 25, 2008           273,451,549.88
------------------------------ ---------------------------- ------------------------
               April 25, 2008                 May 25, 2008           261,352,952.67
------------------------------ ---------------------------- ------------------------
                 May 25, 2008                June 25, 2008           242,976,253.31
------------------------------ ---------------------------- ------------------------
                June 25, 2008                July 25, 2008           225,488,237.85
------------------------------ ---------------------------- ------------------------
                July 25, 2008              August 25, 2008           209,047,687.16
------------------------------ ---------------------------- ------------------------
              August 25, 2008           September 25, 2008           193,807,958.13
------------------------------ ---------------------------- ------------------------
           September 25, 2008             October 25, 2008           180,346,188.46
------------------------------ ---------------------------- ------------------------
             October 25, 2008            November 25, 2008           171,404,851.97
------------------------------ ---------------------------- ------------------------
            November 25, 2008            December 25, 2008           163,110,647.36
------------------------------ ---------------------------- ------------------------
            December 25, 2008             January 25, 2009           155,318,835.44
------------------------------ ---------------------------- ------------------------
             January 25, 2009            February 25, 2009           147,863,373.27
------------------------------ ---------------------------- ------------------------
            February 25, 2009               March 25, 2009           140,729,355.26
------------------------------ ---------------------------- ------------------------
               March 25, 2009               April 25, 2009           133,902,462.75
------------------------------ ---------------------------- ------------------------
               April 25, 2009                 May 25, 2009           127,369,071.33
------------------------------ ---------------------------- ------------------------
                 May 25, 2009                June 25, 2009           121,116,173.49
------------------------------ ---------------------------- ------------------------
                June 25, 2009                July 25, 2009           115,131,350.34
------------------------------ ---------------------------- ------------------------
                July 25, 2009              August 25, 2009           109,403,407.64
------------------------------ ---------------------------- ------------------------
              August 25, 2009           September 25, 2009           103,921,099.57
------------------------------ ---------------------------- ------------------------
           September 25, 2009             October 25, 2009           103,921,099.57
------------------------------ ---------------------------- ------------------------
             October 25, 2009            November 25, 2009           103,921,099.57
------------------------------ ---------------------------- ------------------------
            November 25, 2009            December 25, 2009           102,751,108.35
------------------------------ ---------------------------- ------------------------
            December 25, 2009             January 25, 2010            98,582,210.13
------------------------------ ---------------------------- ------------------------
             January 25, 2010            February 25, 2010            94,590,157.90
------------------------------ ---------------------------- ------------------------
            February 25, 2010               March 25, 2010            90,767,189.19
------------------------------ ---------------------------- ------------------------
               March 25, 2010               April 25, 2010            87,105,890.52
------------------------------ ---------------------------- ------------------------
               April 25, 2010                 May 25, 2010            83,599,181.46
------------------------------ ---------------------------- ------------------------
                 May 25, 2010                June 25, 2010            80,240,299.43
------------------------------ ---------------------------- ------------------------
                June 25, 2010                July 25, 2010            77,022,785.19
------------------------------ ---------------------------- ------------------------
                July 25, 2010              August 25, 2010            73,940,469.00
------------------------------ ---------------------------- ------------------------
              August 25, 2010           September 25, 2010            70,987,457.44
------------------------------ ---------------------------- ------------------------
           September 25, 2010             October 25, 2010            68,158,120.80
------------------------------ ---------------------------- ------------------------
             October 25, 2010            November 25, 2010            65,447,081.09
------------------------------ ---------------------------- ------------------------
            November 25, 2010            December 25, 2010            62,849,200.58
------------------------------ ---------------------------- ------------------------
            December 25, 2010             January 25, 2011            60,359,570.84
------------------------------ ---------------------------- ------------------------
             January 25, 2011            February 25, 2011            57,973,502.38
------------------------------ ---------------------------- ------------------------
            February 25, 2011               March 25, 2011            55,686,514.64
------------------------------ ---------------------------- ------------------------
               March 25, 2011               April 25, 2011            53,494,326.52
------------------------------ ---------------------------- ------------------------
               April 25, 2011                 May 25, 2011            51,392,847.35
------------------------------ ---------------------------- ------------------------
                 May 25, 2011                June 25, 2011            49,378,168.23
------------------------------ ---------------------------- ------------------------
                June 25, 2011                July 25, 2011            47,445,437.53
------------------------------ ---------------------------- ------------------------
                July 25, 2011         The Termination Date            45,591,700.53
------------------------------ ---------------------------- ------------------------

*    All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention